UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 8, 2009
XO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30900	54-1983517

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13865 Sunrise Valley Drive
Herndon, Virginia 20171
(Address of Principal Executive Offices)
(703) 547-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     On April 8, 2009, XO Holdings, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm. The decision to dismiss KPMG was approved by the Audit Committee of the Board of Directors of the Company.
     KPMG’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. KPMG’s report on the Company’s consolidated financial statements as of and for the years ended December 31, 2008 and 2007 did contain a separate paragraph stating “effective January 1, 2006, XO Holdings, Inc. adopted Staff Accounting Bulletin 108, Considering the Effects of Prior Year Misstatements in Current Year Financial Statements.” The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
     During the years ended December 31, 2008 and 2007, and through April 8, 2009, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of any such disagreements in connection with its reports on the Company’s consolidated financial statements for such years.
     During the years ended December 31, 2008 and 2007, and through April 8, 2009, there were no “reportable events” (as defined by Item 304 (a)(1)(v) of Regulation S-K).
     The Company has provided a copy of this Current Report on Form 8-K to KPMG and has requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements made by the Company. A copy of KPMG’s letter, dated April 14, 2009, is furnished herewith as Exhibit 16.1.
     On April 8, 2009, the Company engaged Grant Thornton LLP (“Grant Thornton”) to serve as its new independent registered public accounting firm for the fiscal year ended December 31, 2009. The decision to engage Grant Thornton was approved by the Audit Committee of the Board of Directors of the Company.
     During the fiscal years ended December 31, 2008 and 2007, and through the date of the appointment of Grant Thornton as the Company’s independent registered public accounting firm, neither the Company, nor anyone acting on its behalf, consulted with Grant Thornton on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

16.1	Letter from KPMG LLP, dated April 14, 2009, to the Securities and Exchange Commission
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO HOLDINGS, INC.
By:	/s/ Carl Grivner
	Name:	Carl Grivner
	Title:	Chief Executive Officer, President and Director

Date: April 14, 2009

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from KPMG LLP, dated April 14, 2009, to the Securities and Exchange Commission